SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549




                                  FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): July 8, 2002


                         HEALTHY PLANET PRODUCTS, INC.
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                Exact Name of Registrant as Specified in Its Charter

                                 Delaware
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

       1-13048                                       92-2601764
 ----------------------                   ----------------------------------
(Commission File Number)                 (IRS Employer Identification Number)


  1700 Corporate Circle Petaluma, CA                         94954
---------------------------------------                     --------
(Address of Principal Executive Offices)                    Zip Code


                               (707) 778-2280
             ---------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                   N/A
           ----------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)









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Item 6. Resignation of Registrant's Directors.

On July 8, 2002, Daniel R. Coleman tendered his resignation as a director of Healthy Planet Products, Inc. ("Healthy Planet" or the "Company"). Mr. Coleman's resignation was not the result of any disagreement with the Company on any matter relating to its operations, policies or practices and he did not request that his letter of resignation be disclosed or filed as an exhibit with this Report. Healthy Planet is currently conducting a search for a replacement for Mr. Coleman.


                               SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HEALTHY PLANET PRODUCTS, INC.


Dated: July 10, 2002                     By  /s/ Michael G. Zybala
                                             -----------------------------
                                             Michael G. Zybala
                                             Secretary





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